Exhibit 99.2

J. Michael Bruff Senior Vice President, Investor Relations investors@varian.com April 24, 2019 Second Quarter Fiscal Year 2019

This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing. Forward - Looking Statements Except for historical information, this presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Statements concerning industry or market outlook, including growth drivers ; the company’s future orders, revenues, operating expenses, tax rate, cash flows, earnings growth or other financial results ; and any statements using the terms “could,” “believe,” “expect,” “promising,” “outlook,” “should,” “well - positioned,” “will” or similar statements are forward - looking statements that involve risks and uncertainties that could cause the company’s actual results to differ materially from those anticipated . Such risks and uncertainties include our ability to achieve expected synergies from acquisitions ; global economic conditions and changes to trends for cancer treatment regionally ; currency exchange rates and tax rates ; the impact of the Tax Cuts and Jobs Act ; the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third - party reimbursement levels ; new and potential future tariffs or a global trade war ; demand for and delays in delivery of the company’s products ; the company’s ability to develop, commercialize and deploy new products ; the company’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements, regulations or procedures ; changes in regulatory environments ; the company’s assessment of the goodwill associated with its proton solutions business, risks associated with the company providing financing for the construction and start - up operations of particle therapy centers, challenges associated with commercializing the company’s proton solutions business ; challenges to public tender awards and the loss of such awards or other orders ; the effect of adverse publicity ; the company’s reliance on sole or limited - source suppliers ; the company’s ability to maintain or increase margins ; the impact of competitive products and pricing ; the company’s assessment of the goodwill associated with its proton solutions business ; the potential loss of key distributors or key personnel ; and the other risks listed from time to time in the company’s filings with the Securities and Exchange Commission, which by this reference are incorporated herein . The company assumes no obligation to update or revise the forward - looking statements in this presentation because of new information, future events, or otherwise . Reconciliations to GAAP financials can be found in our earnings press release at www . varian . com/investors and the appendix to this presentation . Varian has not filed its Form 10 - Q for the quarter ended March 29 , 2019 . As a result, all financial results described here should be considered preliminary, and are subject to change to reflect any necessary adjustments, or changes in accounting estimates, that are identified prior to the time the company files the Form 10 - Q . Medical Advice Disclaimer Varian as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual treatment res ult s may vary. 2

VARIAN CONFIDENTIAL/ PROPRIETARY: DISCLOSED SOLELY FOR IMMEDIATE RECIPIENT ONLY 1. Second Quarter Results 2. Total Company Performance 3. Segment Performance 4. FY 2019 Guidance 5. Appendix Q2 FY 2019 earnings Agenda

Q2 FY 2019 key financial metrics $M Q2 Y/Y Oncology Orders $766 15% Revenues $779 7% Oncology $747 7% Proton Solutions $33 2% GAAP Operating Earnings $110 1% % of Revenues 14.1% (90 bps) Non - GAAP Operating Earnings $119 (6%) % of Revenues 15.3% (220 bps) GAAP EPS $0.96 22% Non - GAAP EPS $1.05 (9%) Cash Flows from Operations ($13) (120%) • Continued momentum in Orders and Revenue growth driven by integrated platform of best - in - class hardware, software, and services • US/China tariffs negatively impacted revenue growth by $9 million or 120 basis points and GAAP operating earnings growth by $13 million or 160 basis points • Cash flows from operations down due to expected tax payments and net working capital impacts from revenue growth 4 Note: Unless noted otherwise, all ‘Orders’ reflect Gross Orders, all growth rates are in dollars and year on year, and basis points (bps) are rounded to the nearest tens.

Long - term growth and value creation strategy Global Leader in Radiation Therapy Radiation oncology OIS Radiosurgery Brachytherapy Radiation oncology treatment planning Proton therapy Radiation therapy Global Leader in Multi - Disciplinary, Integrated Cancer Care Solutions Interventional oncology Surgical oncology Diagnostic imaging Radiation oncology Precision medicine Medical oncology Generate insights Call on all oncologists Aggregate data Disseminated insights Build AI/ML capabilities 5

How we plan to achieve our strategy 6 Strengthen Leadership in Radiation Therapy Extend Global Footprint Expand Addressable Market Growth Priorities High Quality Care Through Innovation Build Software Services & Big Data Expertise Operational Efficiency Optimize Cash Conversion & Capital Structure Strategic Enablers Long - Term Growth and Value Creation Strategy We Are Here Global Leader in Radiation Therapy Global Leader in Multi - Disciplinary, Integrated Cancer Care Solutions Where We Are Headed Radiation oncology OIS Radiosurgery Brachytherapy Radiation oncology treatment planning Proton therapy Radiation therapy Interventional oncology Surgical oncology Diagnostic imaging Radiation oncology Precision medicine Medical oncology Generate insights Call on all oncologists Aggregate data Disseminated insights Build AI/ML capabilities

Executing on long-term growth strategy

Strengthen Leadership
in Radiation Therapy

KEY METRICS

- **Global market leader**
  with >50% share in radiation therapy; growing share in a +10% growth market[1]
- **+15% Oncology orders growth**
  in the quarter; TTM growth of +13%
- **36 Halcyon orders in Q2**
  238 orders since May 2017 launch; >60% greenfield and >80% incremental in Q2
- **R&D up +1%**
  Maintaining commitment to driving high-quality, organic innovation
- **Net installed base +4%, +338 units Y/Y**
  Total installed base of 8,292 units

KEY ACCOMPLISHMENTS

- **Eclipse and TrueBeam named 2019 Best in KLAS category leaders**

KLAS CATEGORY LEADER RADIATION THERAPY 2019

Extend
Global Footprint

KEY METRICS

- **7th consecutive quarter of double-digit Oncology orders growth in EMEA**
  in the quarter; +35% orders growth in APAC
- **>40% of Halcyon orders in emerging markets** since May 2017 launch;
  ~90% of emerging market orders to date have been for incremental units

KEY ACCOMPLISHMENTS

- **Signed 3-year deal with Tata Trusts**
  Varian has been selected as the preferred supplier, provides for the installation of radiation therapy systems across India

TATA TRUSTS

- **Shandong Cancer Hospital and Institute in China**
  Varian has been chosen as the preferred proton therapy vendor

Expand
Addressable Market

KEY METRICS

- **Software grew +14%**
  in Q2, double the hardware growth rate
- **Unique software customers grew +9%**
  in Q2; bringing us to >5,200 software customers

KEY ACCOMPLISHMENTS

- **Noona patient-reported outcomes and symptoms management platform**
  implemented across the Tennessee Oncology network

TENNESSEE ONCOLOGY

varian & noona

7

Note: Unless noted otherwise, all 'Orders' reflect Gross Orders, all growth rates are in dollars and year on year, and basis points (bps) are rounded to the nearest tens.
(1) Based on company estimates and industry reports and data as of reporting period ending in December 2018 varian

VARIAN CONFIDENTIAL – INTERNAL USE ONLY Key wins Americas EMEA APAC Alliance Oncology - Huntsville 3 TrueBeams, 3 Halcyons, and 1 Edge system with Enterprise Software Solution HCA 4 TrueBeams and 1 Halcyon system ABC Hospital TrueBeam package Brazil Replacement of cobalt system with Halcyon Scripps Healthcare 3 TrueBeams with Software Expansion 8 Germany 2 TrueBeam systems Great Britain 3 TrueBeam Systems Saudi Arabia 2 TrueBeam systems India 3 - year deal with Tata Trusts as preferred supplier Denmark 2 Halcyon Systems China 3 Halcyon systems Papua New Guinea 1 Halcyon, Eclipse and ARIA Indonesia 1 Halcyon and VitalBeam system Japan 1 Halcyon and TrueBeam system

Varian linac net installed base Installed base growth Varian strengthened its global leadership in radiation therapy • Net installed base grew +4% or 338 units, driving future recurring software and services revenues • All three geographies grew respective installed base in the second quarter Q2 FY18 Q2 FY19 7,954 8,292 +338 9

Total Company Performance

Total company results (GAAP)

Key P&L financial metrics

VARIAN

$M	Q2 FY19	Y/Y	TTM	Y/Y
Gross Orders	**$771**	**16%**	**$3,332**	**5%**
Revenues	**$779**	**7%**	**$3,031**	**10%**
Product	$431	9%	$1,641	11%
Services	$349	4%	$1,390	8%
Gross Margin	**$318**	**(0%)**	**$1,287**	**8%**
% of Revenues	40.8%	(280 bps)	42.4%	(70 bps)
SG&A	**$149**	**(1%)**	**$589**	**7%**
% of Revenues	19.1%	(150 bps)	19.4%	(50 bps)
R&D	**$59**	**1%**	**$239**	**8%**
% of Revenues	7.6%	(40 bps)	7.9%	(10 bps)
Operating Earnings	**$110**	**1%**	**$458**	**9%**
% of Revenues	14.1%	(90 bps)	15.1%	(10 bps)
Diluted EPS ($)[1]	**$0.96**	**22%**	**$4.13**	**254%**
Installed Base (Linac)	**8,292**	**4%**		

Note: Unless noted otherwise, all 'Orders' reflect Gross Orders, all growth rates are in dollars and year on year, and basis points (bps) are rounded to the nearest tens.
(1) TTM EPS is defined as the sum of last four quarters' reported EPS

- **Gross Orders** driven by strong Oncology orders: +15% in the quarter and +13% over the trailing twelve months
- **Revenues** growth driven by integrated platform of best-in-class hardware, software, and services
- **Gross Margin** rate down due to impacts from tariffs, project costs and site delays in the Proton Solutions business, FX and costs related to continued software deployment
- **SG&A** driven by Sales and Marketing investments related to acquisitions and product management for treatment planning; G&A growth less than revenue growth
- **R&D** driven by investments in software, adaptive radiotherapy, and other strategic programs
- **GAAP EPS** growth of +22% year over year

varian

11

Total company results (non-GAAP)

Key P&L financial metrics

VARIAN

$M	Q2 FY19	Y/Y	TTM	Y/Y
Gross Orders	**$771**	**16%**	**$3,332**	**5%**
Revenues	**$779**	**7%**	**$3,031**	**10%**
Product	$431	9%	$1,641	11%
Services	$349	4%	$1,390	8%
Gross Margin	**$321**	**0%**	**$1,295**	**8%**
% of Revenues	41.2%	(260 bps)	42.7%	(60 bps)
SG&A	**$143**	**7%**	**$558**	**10%**
% of Revenues	18.3%	-	18.4%	10 bps
R&D	**$59**	**1%**	**$239**	**8%**
% of Revenues	7.6%	(40 bps)	7.9%	(10 bps)
Operating Earnings	**$119**	**(6%)**	**$498**	**6%**
% of Revenues	15.3%	(220 bps)	16.4%	(60 bps)
Diluted EPS ($)[1]	**$1.05**	**(9%)**	**$4.31**	**6%**
Installed Base (Linac)	**8,292**	**4%**		

Note: Unless noted otherwise, all 'Orders' reflect Gross Orders, all growth rates are in dollars and year on year, and basis points (bps) are rounded to the nearest tens.
(1) TTM EPS is defined as the sum of last four quarters' reported EPS

- **Gross Orders** driven by strong Oncology orders: +15% in the quarter and +13% over the trailing twelve months
- **Revenues** growth driven by integrated platform of best-in-class hardware, software, and services
- **Gross Margin** rate down due to impacts from tariffs, project costs and site delays in the Proton Solutions business, FX and costs related to continued software deployment
- **SG&A** driven by Sales and Marketing investments related to acquisitions and product management for treatment planning; G&A growth less than revenue growth
- **R&D** driven by investments in software, adaptive radiotherapy, and other strategic programs
- **Non-GAAP EPS** down -9% year over year

varian

12

$- $100 $200 $300 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 - 100% Y/Y Cash Flow from Operations ($M) -$50 $0 $50 $100 $150 $200 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Total Debt ($M) Total company results Key balance sheet and cash flow metrics Cash & Cash Equivalents ($M) $400 $500 $600 $700 $800 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 - 120% Y/Y - 26% Y/Y 13 Oncology DSO (Days) 80 90 100 110 120 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 +7 Days • Cash & Cash Equivalents of $546 million and no debt ; maintaining financial flexibility to take advantage of strategic opportunities • Cash Flow from Operations down due to tax payments and net working capital impacts from revenue growth.  Capital Expenditures of $11 million  Depreciation of $13 million  Amortization of $7 million • Oncology DSO increase of 7 days driven by strong revenue growth

• Used $51M to repurchase 420K shares in Q2 • As of the end of the quarter, 2.9M shares remaining under our existing repurchase authorization Organic R&D and Capital Investments • Investments in adaptive radiotherapy, preclinical research with the FlashFoward Consortium, and other programs • Software investments focused on enhancing 360 Oncology and growing our software business in China Inorganic Mergers & Acquisitions Share Repurchase • Implemented Noona patient - reported outcomes and symptoms management platform across the Tennessee Oncology network Capital allocation priorities Q2 update • Maintaining financial flexibility to take advantage of strategic opportunities Maintain Financial Flexibility Long - term value creation strategy that includes balancing growth, profitability and liquidity Returning excess cash to shareholders over time 14

Segment Performance

Oncology Systems segment (GAAP) Key financial metrics 16 Note: Unless noted otherwise, all ‘Orders’ reflect Gross Orders and all growth rates are in dollars and year on year. (1) Operating earnings includes an allocation of corporate costs based on relative revenues between the operating segments. The allocated corporate costs excludes certain transactions or adjustments that are considered non - operational in nature, such as re structuring and impairment charges, significant litigation matters and acquisition related items. • Gross Orders driven by strong growth across all three geographies • Product Revenue growth driven by robust linac system sales and software • Services Revenue growth driven by hardware contracts and increased installed base • Gross Margin and Operating Earnings rates down due to impacts from tariffs, FX and costs related to our software deployment ramp, with the remainder from product mix VARIAN $M Q2 FY19 Y/Y TTM Y/Y Gross Orders $766 15% $3,313 13% Revenues $747 7% $2,872 11% Product $403 11% $1,498 15% Services $344 3% $1,374 8% Gross Margin $322 2% $1,268 8% % of Revenues 43.2% (230 bps) 44.1% (150 bps) Operating Earnings 1 $132 (8%) $528 1% % of Revenues 17.6% (290 bps) 18.4% (180 bps) Installed Base (Linac) 8,292 4%

17 Oncology Systems gross orders by geography AMERICAS 7% Q2 Y/Y 1 (+8% c c) 8% TTM Y/Y 1 (+8% cc) APAC 35% Q2 Y/Y (+38% cc ) 20% TTM Y/Y (+21% cc ) EMEA 17% Q2 Y/Y (+25% cc ) 18% TTM Y/Y (+19% cc ) (1) In North America, Q2 orders growth of +12% and TTM orders growth of +9%

Proton Solutions segment (GAAP)

Key financial metrics

VARIAN

$M	Q2 FY19	Y/Y	TTM	Y/Y
Gross Orders	**$5**	**146%**	**$19**	**(92%)**
Revenues	**$33**	**2%**	**$159**	**(13%)**
Product	$28	(7%)	$143	(17%)
Services	$5	151%	$16	78%
Gross Margin	**($4)**	**(458%)**	**$19**	**21%**
% of Revenues	(13.0%)	(1,670 bps)	12.1%	340 bps
Operating Earnings[1]	**($20)**	**(14%)**	**($48)**	**18%**
% of Revenues	NM	NM	NM	NM

Note: Unless noted otherwise, all 'Orders' reflect Gross Orders and all growth rates are in dollars and year on year.
NM: Not meaningful.
(1) Operating earnings includes an allocation of corporate costs based on relative revenues between the operating segments. The allocated corporate costs excludes certain transactions or adjustments that are considered non-operational in nature, such as restructuring and impairment charges, significant litigation matters and acquisition related items.

- No new orders for ProBeam systems in the quarter; pipeline remains strong
  - Recently selected as preferred proton therapy vendor for Shandong Cancer Hospital and Institute in China
- **Product Revenues** driven by the progress made in centers under construction
- **Services Revenues** driven by increase in centers under service
- **Gross Margin** negatively impacted by site delays and higher project costs
- **Completed clinical handovers** for three rooms representing an important future recurring revenue stream
  - **30 operational rooms** of 70 total rooms
  - **10 operational sites** with 13 more sites in progress globally varian

18

ProBeam proton therapy system sites Operational Centers Centers Under Development Total Rooms ProBeam Sites Operational R ooms 1 Operational Sites 70 30 10 23 (1) Number of Operational Rooms may not sum up to the total number on the map due to some sites having rooms which are under development. 19

FY 2019 Guidance

Varian consolidated Updated guidance for fiscal year 2019 21 • Guidance considers projected market growth and continued momentum of Varian’s portfolio • Updated guidance considers the following impacts to operating earnings:  $5 million increase from raise in revenue guidance  $5 million benefit from estimated reduction in gross tariff impact  $5 million incremental investments in preclinical research with the FlashForward Consortium  $2 million of costs related to continued investment in software deployment capabilities  $7 million increased project costs and site delays in Proton Solutions business in the second quarter • Guidance Assumptions  Non - GAAP effective tax rate of 21% to 22%  Weighted average diluted share count of 92 million  Currency rates as of the beginning of the fiscal third quarter of 2019  Excludes any future acquisitions (1) Guidance implies the 6% to 9% year on year Revenues range (2) These values are presented on a non - GAAP basis. We have not provided a reconciliation of non - GAAP guidance measures to the corresponding GAAP measures on a forward - looking basis due to potential significant variability and limited visibility of the excluded items. VARIAN $M Prior Guidance Updated Guidance 1 Revenues $3.06B to $3.15B $3.09B to $3.18B Y/Y % 5% to 8% 6% to 9% Non - GAAP Operating Earnings as a percentage of Revenues 17.0% to 18.0% Unchanged Non - GAAP Diluted EPS ($) 2 $4.60 to $4.75 Unchanged Cash Flow From Operations $460 to $510 Unchanged

FOR INVESTOR USE ONLY In summary, we are… …Driving toward our vision of a world without fear of cancer Delivering on our long - term growth and value creation strategy Growing our net installed base Extending our global footprint and market - leading, best - in - class product portfolio Becoming a global leader in multi - disciplinary, integrated cancer care solutions 22

Appendix

Non - GAAP disclosure 24 Discussion of Non - GAAP Financial Measures This presentation includes the following non - GAAP financial measures derived from our Condensed Consolidated Statements of Earnings : non - GAAP operating earnings, non - GAAP net earnings and non - GAAP net earnings per diluted share . We define non - GAAP operating earnings as operating earnings excluding amortization of intangible assets , acquisition and integration - related expenses and benefits, impairment charges, and significant litigation charges or benefits and legal costs . These measures are not presented in accordance with, nor are they a substitute for U . S . generally accepted accounting principles, or GAAP . In addition, these measures may be different from non - GAAP measures used by other companies, limiting their usefulness for comparison purposes . The non - GAAP financial measures should not be considered in isolation from measures of financial performance prepared in accordance with GAAP . Investors are cautioned that there are material limitations associated with the use of non - GAAP financial measures as an analytical tool . We have provided a reconciliation of each non - GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure . We have not provided a reconciliation of non - GAAP guidance measures to the corresponding GAAP measures on a forward - looking basis due to the potential significant variability and limited visibility of the excluded items discussed below . We utilize a number of different financial measures, both GAAP and non - GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, forecasting and planning for future periods, and determining payments under compensation programs . We consider the use of the non - GAAP measures to be helpful in assessing the performance of the ongoing operation of our business . We believe that disclosing non - GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance . We also believe that disclosing non - GAAP financial measures provides useful information to investors and others in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies . Non - GAAP operating earnings and non - GAAP net earnings exclude the following items, except for gains or losses on equity investments, loss on hedges related to acquisition - related activities, and significant non - recurring tax expense or benefit, which are only excluded from non - GAAP net earnings : Amortization of intangible assets : We do not acquire businesses and assets on a predictable cycle . The amount of purchase price allocated to intangible assets and the term of amortization can vary significantly and are unique to each acquisition or purchase . We believe that excluding amortization of intangible assets allows the users of our financial statements to better review and understand the historic and current results of our operations, and also facilitates comparisons to peer companies . Acquisition and integration - related expenses and benefits : We incur expenses or benefits with respect to certain items associated with our acquisitions, such as transaction costs, hedging gains and losses, changes in the fair value of contingent consideration liabilities, gain or expense on settlement of pre - existing relationships, integration costs, breakup fees, etc . We exclude such expenses or benefits as they are related to acquisitions and have no direct correlation to the operation of our on - going business . Impairment charges : We incur impairment charges that result from events, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our on - going business . Although these events are reflected in our GAAP financials, these unique transactions may limit the comparability of our on - going operations with prior and future periods . Significant litigation charges or benefits and legal costs : We may incur charges or benefits as well as legal costs from time to time related to litigation and other contingencies . We exclude these charges or benefits, when significant, as well as legal costs associated with significant legal matters, because we do not believe they are reflective of on - going business and operating results . Gains or losses on equity investments : We may incur gains or losses from the sale of our equity investments in privately - held companies . We do not trade equity investments, and we do not plan on these investments for funding of ongoing operations . We exclude such gains or losses because we do not believe they are reflective of our core business . Significant non - recurring tax expense or benefit : We may incur significant tax expense or benefit as a result of tax legislation and/or a change in judgment about the need for a valuation allowance that are generally unrelated to the level of business activity in the period in which these tax effects are reported . We exclude such expenses or benefits from our non - GAAP net earnings because we believe they do not accurately reflect the underlying performance of our continuing business operations . We apply our GAAP consolidated effective tax rate to our non - GAAP financial measures, other than when the underlying item has a materially different tax treatment .

GAAP to non - GAAP reconciliation 25 (1) Includes $1.5 million, $1.9 million, $1.9 million, $1.9 million and $2.9 million respectively, in cost of revenues for the pe rio ds presented. (2) Primarily includes a $22.0 million gain on the sale of our investment in Augmenix in the first quarter of fiscal year 2019. (3) Represents the loss related to hedging the Australian dollar purchase price for the anticipated Sirtex Medical Limited acquisition. (4) Represents the tax effect of a change in law related to the U.S. Tax Cuts and Jobs Act. The mandatory deemed repatriation of unr emitted foreign earnings resulted in an estimated charge of $3.7 million in the second quarter, no change in the third quarter, a benefit of $8.5 million in the fourth quarter of fiscal year 2018, and an estimate d c harge of $2.3 million in the first quarter of fiscal year 2019. The corporate rate reduction resulted in a remeasurement of our deferred tax assets of $2.5 million in the second quarter, $1.6 million in the third quart er, and $1.4 million in the fourth quarter of fiscal year 2018. (5) In the fourth quarter of fiscal year 2018, this represents the benefit to income tax expense due to the partial release of a val uation allowance as a result of an acquisition. In the first quarter of fiscal year 2019, this represents the charge to income tax expense due to the increase of a valuation allowance as a result of an acquisition.

Total revenues by sales classification 26 $M 2Q FY18 3Q FY18 4Q FY18 1Q FY19 2Q FY19 Product revenues $393.8 $365.0 $445.5 $400.2 $430.5 Y/Y 8% 14% 11% 9% 9% Service revenues $336.1 $344.1 $356.1 $340.8 $348.9 Y/Y 13% 10% 11% 9% 4% Total revenues $729.9 $709.1 $801.6 $741.0 $779.4 Y/Y 10% 12% 11% 9% 7% Y/Y – CC 6% 10% 12% 10% 10% Product revenues as a percentage of total revenues 54% 51% 56% 54% 55% Service revenues as a percentage of total revenues 46% 49% 44% 46% 45% CC – Constant currency

Total revenues by product type 27 CC – Constant currency (1) Includes software support agreements that are recorded in revenues from service, and software licenses that are recorded in r eve nues from product, in the Condensed Consolidated Statements of Earnings. $M 2Q FY18 3Q FY18 4Q FY18 1Q FY19 2Q FY19 2Q Y/Y Hardware $341.7 $314.6 $389.9 $347.2 $367.0 7% Oncology Systems $311.6 $276.5 $350.3 $313.6 $339.1 9% Proton Solutions $30.1 $38.1 $39.6 $33.6 $27.9 - 7% Software 1 $126.7 $125.1 $132.3 $131.2 $144.2 14% Oncology Systems $126.7 $125.1 $128.5 $131.2 $144.2 14% Proton Solutions - - $3.8 - - 0% Service $261.5 $269.4 $279.4 $262.6 $268.2 3% Oncology Systems $259.7 $265.6 $276.8 $257.7 $263.5 1% Proton Solutions $1.8 $3.8 $2.6 $4.9 $4.7 151% Total revenues $729.9 $709.1 $801.6 $741.0 $779.4 7% Y/Y - CC 10% Hardware as a percentage of total revenues 47% 44% 49% 47% 47% Software as a percentage of total revenues 17% 18% 16% 18% 19% Service as a percentage of total revenues 36% 38% 35% 35% 34%

Total revenues by region 28 CC – Constant currency $M 2Q FY18 3Q FY18 4Q FY18 1Q FY19 2Q FY19 Americas revenues $340.2 $342.6 $397.4 $350.4 $371.3 Y/Y 0% 2% 8% - 2% 9% Y/Y – CC - 1% 2% 8% - 2% 10% EMEA revenues $253.8 $229.7 $266.3 $251.0 $261.5 Y/Y 37% 35% 21% 30% 3% Y/Y – CC 23% 28% 22% 33% 10% APAC revenues $135.9 $136.8 $137.9 $139.6 $146.6 Y/Y 0% 8% 4% 8% 8% Y/Y – CC - 3% 6% 5% 10% 11% Total revenues $729.9 $709.1 $801.6 $741.0 $779.4 Y/Y 10% 12% 11% 9% 7% Y/Y – CC 6% 10% 12% 10% 10%

Total Oncology Systems revenues by sales classification 29 CC – Constant currency $M 2Q FY18 3Q FY18 4Q FY18 1Q FY19 2Q FY19 Product revenues $363.7 $326.9 $402.1 $366.6 $402.6 Y/Y 9% 29% 15% 8% 11% Y/Y – CC 7% 26% 15% 9% 14% Service revenues $334.3 $340.3 $353.5 $335.9 $344.2 Y/Y 13% 10% 11% 8% 3% Y/Y – CC 11% 7% 12% 9% 6% Total revenues $698.0 $667.2 $755.6 $702.5 $746.8 Y/Y 10% 18% 13% 8% 7% Y/Y – CC 6% 16% 14% 9% 10% Product as a percentage of total Oncology Systems revenues 52% 49% 53% 52% 54% Service as a percentage of total Oncology Systems revenues 48% 51% 47% 48% 46% Oncology Systems revenues as a percentage of total revenues 96% 94% 94% 95% 96%

Total Oncology Systems revenues by region 30 CC – Constant currency $M 2Q FY18 3Q FY18 4Q FY18 1Q FY19 2Q FY19 Americas revenues $321.2 $323.2 $369.5 $330.8 $357.1 Y/Y - 3% 13% 6% - 2% 11% Y/Y – CC - 3% 13% 7% - 2% 12% EMEA revenues $241.2 $208.5 $250.0 $234.5 $245.3 Y/Y 44% 32% 27% 28% 2% Y/Y – CC 29% 24% 28% 31% 9% APAC revenues $135.6 $135.5 $136.1 $137.2 $144.4 Y/Y 2% 13% 9% 7% 7% Y/Y – CC 0% 11% 10% 8% 9% Total revenues $698.0 $667.2 $755.6 $702.5 $746.8 Y/Y 10% 18% 13% 8% 7% Y/Y – CC 6% 16% 14% 9% 10%

Total Proton Solutions revenues by sales classification 31 $M 2Q FY18 3Q FY18 4Q FY18 1Q FY19 2Q FY19 Product revenues $30.1 $38.1 $43.4 $33.6 $27.9 Y/Y 0% - 43% - 12% 23% - 7% Service revenues $1.8 $3.8 $2.6 $4.9 $4.7 Y/Y 61% 95% - 23% 172% 151% Total revenues $31.9 $41.9 $46.0 $38.5 $32.6 Y/Y 2% - 39% - 12% 32% 2% Proton Solutions revenues as a percentage of total revenues 4% 6% 6% 5% 4%

Oncology Systems gross orders by region 32 CC – Constant currency $M 2Q FY18 3Q FY18 4Q FY18 1Q FY19 2Q FY19 Americas orders $341.4 $362.9 $505.7 $335.9 $366.1 Y/Y 2% 9% 6% 12% 7% Y/Y – CC 2% 9% 6% 12% 8% EMEA orders $199.3 $259.1 $360.8 $218.3 $233.3 Y/Y 11% 27% 14% 15% 17% Y/Y – CC 0% 21% 15% 17% 25% APAC orders $123.4 $141.3 $200.1 $162.3 $166.8 Y/Y 3% - 7% 31% 25% 35% Y/Y – CC 1% - 9% 33% 26% 38% Total orders $664.1 $763.3 $1,066.6 $716.5 $766.2 Y/Y 5% 11% 13% 16% 15% Y/Y – CC 1% 9% 14% 17% 18%

Our promise 33 People powering victories Imagine a world without fear of cancer. We do, every day. We innovate new technologies for treating cancer and for connecting clinical teams to advance patient outcomes. Through ingenuity we inspire new victories and empower people in the fight against cancer. We are Varian.